Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments And Contingencies
Commitments and Contingencies

8. Commitments and Contingencies

Charter Hire Receivable

The Company has entered into time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 68 vessels as at June 30, 2024 is as follows:

8. Commitments and Contingencies (continued)

Period ending	Amount
June 30, 2025	$630,639
June 30, 2026	414,570
June 30, 2027	338,924
June 30, 2028	167,236
June 30, 2029	84,978
June 30, 2030	6,878
Total minimum lease revenue, net of address commissions	$1,643,225